UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 4, 2005

Date of Report (Date of earliest
event reported)

NeoRx Corporation

(Exact Name of Registrant as Specified in Charter)

Washington	0-16614	91-1261311
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

300 Elliott Avenue West, Suite 500, Seattle, WA		98119-4114
(Address of principal executive offices)		(Zip Code)

(206) 281-7001
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.              Entry into a Material Definitive Agreement.

On August 4, 2005, NeoRx Corporation (the “Company”) entered into a Research Funding and Option Agreement with The Scripps Research Institute (“TSRI”).  Under the agreement, the Company has agreed to provide TSRI an aggregate of $2.5 million over a 26- month period to fund research relating to synthesis and evaluation of novel small molecule, multi-targeted protein kinase inhibitors as therapeutic agents, including for the treatment of cancer.  The Company has the option to negotiate a worldwide exclusive license to use, enhance and develop any compounds arising from the collaboration.  The research funding is payable by the Company to TSRI quarterly in accordance with a negotiated budget, which provides for an initial payment of $137,500 on August 8, 2005 and aggregate payments of $1,012,500 and $1,350,000 in 2006 and 2007, respectively.  The Company had cash and investment securities of $11.5 million at June 30, 2005.

Unless earlier terminated, the agreement will continue until October 1, 2007, and can be extended by mutual agreement of the parties.   The agreement may be terminated at any time by mutual written consent of the parties.  The agreement may be terminated by TSRI if the Company fails to make payments due under the agreement, subject to 30 days’ written notice to cure such nonpayment, or by either party in the event of the other party’s uncured failure to perform any obligations under the agreement or the bankruptcy of the other party.

See press release dated August 4, 2005, filed as Exhibit 99.1 to this Report.

Section 2 – Financial Information

Item 2.02.              Results of Operations and Financial Condition.

The Company issued a press release dated August 9, 2005, announcing its financial results for the quarter ended June 30, 2005.  The full text of the press release is set forth in Exhibit 99.2 attached hereto.  The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

The information in this Item 2.02 and attached as Exhibit 99.2 to this Report will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section.  This information will not be incorporated by reference into any filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly incorporates this information by reference.

Item 9.01.                                          Financial Statements and Exhibits.

(c)           Exhibits.

99.1 - Press release dated August 4, 2005

99.2 – Press release dated August 9, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeoRx Corporation

	By:	/s/ Susan D. Berland
Dated: August 10, 2005		Name: Susan D. Berland
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 4, 2005

99.2	Press Release dated August 9, 2005